UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

120 E Austin Street, Suite 202

PO Box 489

Jefferson, TX 75657-0489

(Address of principal executive offices)

903-926-1287

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Innocap" or the "Registrant" refer to Innocap, Inc.

Item 3.02 Unregistered Sales of Equity Securities.

On April 3, 2014, the Company sold 5,000,000 newly-issued restricted shares of its common stock to one buyer for $100,000 ($.02 per share). The buyer is not a related party to the Company or any officer or director of the Company. No underwriter was involved and no commissions were incurred.

The transaction was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933, as amended.

(d)

Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2014

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer

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